UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2018 (June 14, 2018)

ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Newport Center Drive Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (949) 480-8300
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

○	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
○	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
○	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
○	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                 Emerging growth company ○

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ○

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 14, 2018, Acacia Research Corporation (“Acacia” or the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”). The Annual Meeting was held at 660 Newport Center Drive, Suite 1600, Newport Beach, California. As of May 10, 2018, the record date for the Annual Meeting, there were 51,247,882 shares of common stock of the Company issued and outstanding and entitled to vote. At the Annual Meeting, 41,368,945 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote, constituting a quorum for the conduct of business at the Annual Meeting.

Set forth below are the proposals voted upon at the Annual Meeting, and the final results of the stockholder vote on each proposal, as certified by First Coast Results, Inc., the inspector of election for the Annual Meeting.

Proposal No. 1: To elect two Class III directors to serve on the Board of Directors for a term of three years expiring upon the 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

Board of Director Nominees:

Class III Nominees	Votes For	Votes Withheld	Broker Non-Votes
G. Louis Graziadio, III	7,146,051	814,698	1,463,030
Frank E. Walsh, III	7,316,051	644,698	1,463,030

Sidus Investment Management, LLC and BLR Partners LP Nominees:

Class III Nominees	Votes For	Votes Withheld	Broker Non-Votes
Clifford Press	29,849,256	2,055,914	1,463,030
Alfred V. Tobia Jr.	31,828,223	76,947	1,463,030

Proposal No. 2: To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
35,754,848	4,908,831	705,266	0

Proposal No. 3: To approve, by advisory vote, the compensation of the Company’s named executive officers detailed in the proxy statement for the Annual Meeting.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
7,738,100	30,136,131	1,991,686	1,463,030

Proposal No. 4: To approve the adoption of the 2018 Acacia Research Corporation Stock Incentive Plan, which authorizes the issuance of equity awards, including stock options, restricted stock units and direct stock awards.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
19,633,855	19,708,237	563,823	1,463,030

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2018

Acacia Research Corporation

By:    /s/ Edward Treska
Executive Vice President, General Counsel and Secretary